UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA   92121-2706

(858) 964-0500   Fax: (858) 964-0555

September 17, 2010

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of a new investment sub-adviser to the Dunham Large Cap Growth Fund (the “Fund”).

As described in the enclosed Information Statement, Dunham & Associates Investment Counsel, Inc. (the investment adviser to the Fund) has selected, and the Board of Trustees of Dunham Funds has approved, Mar Vista Investment Partners, LLC (“Mar Vista”) as the new investment sub-adviser to the Fund, and the Board of Trustees has approved a sub-advisory agreement with Mar Vista.  The Board of Trustees and the investment adviser both expect Mar Vista to enhance Fund performance.

As always, please feel free to call us toll free at (888) 3DUNHAM (338-6426) with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham Large Cap Growth Fund

September 17, 2010

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA  92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham Large Cap Growth Fund (the “Fund”), a series of Dunham Funds (“Dunham Funds” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that Dunham Funds received from the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2006. The Exemptive Order permits Dunham Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc.  (“Dunham & Associates” or the “Adviser”), to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Dunham Funds (the “Board of Trustees” or the “Board”), without obtaining shareholder approval. Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on June 22, 2010, the Board, including a majority of the Independent Trustees, considered and approved the termination of the sub-advisory agreement (“Prior Sub-Advisory Agreement”) with Rigel Capital, LLC (“Rigel Capital”) and approved Mar Vista Investment Partners, LLC (“Mar Vista” or the “New Sub-Adviser”) to succeed Rigel Capital as sub-adviser to the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement and will be mailed on or about September 17, 2010 to the Fund’s shareholders of record as of September 9, 2010 (the “Record Date”). This Information Statement describes a new sub-advisory agreement for the Fund.  As of the Record Date, there were issued and outstanding 54,419.945 Class A shares, 1,524,717.067 Class C shares and 8,478,560.663 Class N shares of the Fund.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Dunham Funds is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment sub-advisers than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 8, 2009.  The Advisory Agreement was last submitted to and approved by the initial shareholder on June 30, 2005.

As indicated above, the Adviser has obtained an exemptive order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the “Order”).  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

At a meeting of the Board of Trustees held on June 22, 2010 (the “Meeting”), the Board of Trustees voted to terminate the Prior Sub-Advisory Agreement with Rigel Capital and enter into a new sub-advisory agreement (“New Sub-Advisory Agreement”) for the Fund with Mar Vista based on the Board’s evaluation of the performance of Rigel managing the assets of the Fund and the recommendation of Dunham & Associates. The effective date of the termination of the Prior Sub-Advisory Agreement was June 30, 2010.  The New Sub-Advisory Agreement took effect on July 1, 2010.

II.

PRIOR SUB-ADVISORY AGREEMENT FOR THE FUND

Prior to June 30, 2010, Rigel Capital, located at 3930 Two Union Square, 601 Union Street, Seattle, WA 98101, acted as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.  Rigel Capital is a privately-owned, limited liability company organized under the laws of the State of Washington. Mr. Richard N. Stice was primarily responsible for the day-to-day management of the Fund until June 30, 2010.

The Prior Sub-Advisory Agreement was initially approved by the Board of Trustees on and dated as of March 26, 2006 and was subsequently approved by the Board of Trustees on and dated as of January 15, 2008, when the Trust was reorganized.  The Prior Sub-Advisory Agreement was last submitted to and approved by shareholders at a shareholders meeting held on June 23, 2006, where shareholders approved a new sub-advisory agreement with a fulcrum fee.   Effective July 1, 2009, the Board of Trustees approved a change in the fulcrum fee payable to Rigel Capital under the Prior Sub-Advisory Agreement from 0.00%-1.00% to 0.10%-0.90%.  At a meeting on December 8, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, approved the continuance of the Prior Sub-Advisory Agreement for an additional year.

Under the Advisory Agreement, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets.  Under the Prior Sub-Advisory Agreement, Rigel Capital received a fulcrum fee, which varied based on the Fund’s performance as compared to the Fund’s benchmark index, the Russell 1000 Growth Index (the “Index”), over a rolling twelve-month period; provided, however that the performance adjustment to the Base Fee (as hereinafter defined) was calculated daily during the first twelve months based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from the inception of the contract to date, on the day of calculation.  Rigel Capital was rewarded when performance exceeded that of the Index and was penalized when performance was short that of the Index.  No adjustment was made to the sub-advisory fees if performance fell within the “null zone,” i.e., a range where performance differences are not meaningful.

The Fund’s Fulcrum Fee (as hereinafter defined) is calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Index (the “Performance Fee”).  The Base Fee under the Prior Sub-Advisory Agreement was 0.50%.  The Performance Fee could adjust the Base Fee up or down by as much as 0.40%, such that the sub-advisory fee could vary from 0.10% (the “Minimum Fee”) to 0.90% (the “Maximum Fee”).

Rigel Capital was compensated under the terms of the Prior Sub-Advisory Agreement based on the Fund’s performance and the Prior Sub-Advisory Agreement was a fulcrum fee arrangement as follows:

	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Large Cap Growth Fund	0.75% – 1.55%	0.65%	0.10% - 0.90%

All sub-advisory fees were within the limits of the negotiable sub-advisory fee range pre-approved by shareholders:

Negotiable Range of Sub-Advisory Fees Pre-Approved
Dunham Large Cap Growth Fund	0% - 1.10%

During the first twelve months of the Prior Sub-Advisory Agreement, the Fund accrued, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”).  The Prior Sub-Advisory Agreement required that Rigel Capital be paid only the monthly Minimum Fee (0.10%) during the first twelve months.  At the end of the first year of the Prior Sub-Advisory Agreement, Rigel Capital was paid a lump sum that reflected the accrued Fulcrum Fee over the year, less any Minimum Fees paid during the first twelve months.  Therefore, in the first twelve months, the Fulcrum Fee methodology had three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only; and 3) a lump sum payment at the end of the initial twelve-month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under the Prior Sub-Advisory Agreement, the entire sub-advisory fee was calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the Index over the prior rolling twelve-month period.

For the fiscal year ended October 31, 2009, the Fund paid the Adviser investment advisory fees of $262,917.  During the same period, Rigel Capital reimbursed the Fund $51,630 in sub-advisory fees based on the Fund’s underperformance relative to the Index.

III.

NEW SUB-ADVISORY AGREEMENT FOR THE FUND

At the Meeting, the Board approved the hiring of Mar Vista as the new sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement by and among the New Sub-Adviser, Dunham & Associates and the Trust.  The New Sub-Advisory Agreement is the same in all material respects to the Prior Sub-Advisory Agreement with Rigel Capital with the exception of the parties, the effective date, the termination date, fulcrum fee, and certain provisions related to termination and indemnification provisions. The Board believes that even though the appointment of the New Sub-Adviser will result in an arrangement whereby given the size of the Fund and its performance relative to the reference index during the fiscal year ended October 31, 2009, the New Sub-Adviser would be required to reimburse the Fund less in sub-advisory fees than Rigel Capital would have, the Fund's shareholders' interests will be better served by the New Sub-Adviser, which the Board believes can produce better performance for shareholders.  Additionally, shareholders will benefit over the long-term from the lower base fee (0.45% versus 0.50%) and the lower maximum performance fee (0.35% versus 0.40%) payable to the New Sub-Adviser.

As discussed above, as compensation for its services, the Fund pays the Adviser a fixed fee and the Fund separately pays the sub-adviser a Fulcrum Fee.  As under the Prior Sub-Advisory Agreement, Mar Vista will be compensated based on its performance and the New Sub-Advisory Agreement is also a fulcrum fee arrangement.  The sub-advisory fee to be paid to Mar Vista is within the limits of the negotiable sub-advisory fee range of 0.00%–1.10%, approved with respect to the Prior Sub-Advisory Agreement by shareholders of the Fund at the June 23, 2006 shareholder meeting.

During the first twelve months of the New Sub-Advisory Agreement, the Fund will, as it did under the Prior Sub-Advisory Agreement, accrue daily both the Base Fee and the Performance Fee.  The Base Fee under the New Sub-Advisory Agreement will be calculated at the annual rate of 0.45% based on the average daily month-to-date net assets of the Fund for each month. The Performance Fee rate will be based on the performance of the Fund as compared to the Index for the period beginning from the inception date of the Agreement through the date of calculation.  The Performance Fee rate will increase/decrease by 0.01% for each 0.085% of outperformance/underperformance of the Index.  There will be no adjustment to the Base Fee, i.e., the Performance Fee rate will be 0.00%, if the Fund’s performance falls within the “null zone,” defined as +/-0.60% relative to the Index.  The Performance Fee rate will be applied to the average daily net assets of the Fund during the same measurement period to calculate the Performance Fee.  During the first twelve months under the New Sub-Advisory Agreement, the Sub-Adviser will be paid monthly the Base Fee of 0.45% less the maximum Performance Fee rate of 0.35% per annum (the “New Minimum Fee”).  As was the case with the Prior Sub-Advisory Agreement, during the first twelve months under the New Sub-Advisory Agreement, the New Minimum Fee is 0.10% per annum.  At the end of the first twelve months, the New Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee less any New Minimum Fees paid out during the first twelve months.  Therefore, in the first year, the proposed Fulcrum Fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the New Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial twelve-month period of the accrued Fulcrum Fee less the Minimum Fee.  As was the case with the Prior Sub-Advisory Agreement, beginning with the thirteenth month of operation under the New Sub-Advisory Agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the Index over the prior rolling twelve-month period.

As under the Prior Sub-Advisory Agreement, by virtue of using average daily net assets over a “rolling” twelve-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the New Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling twelve-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the actual monthly total Fulcrum Fee can be a negative number (even though the Base Fee rate of 0.45%,minus the maximum negative Performance Fee rate of 0.35% can never be negative (the New Minimum Fee rate is 0.10%)).  In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 90 days.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee may exceed 0.10%.  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.  A copy of the New Sub-Advisory Agreement along with Exhibits to the Agreement that describe the Fulcrum Fee in greater detail, are attached hereto as Appendix A.

Mar Vista will be compensated under the terms of the New Sub-Advisory Agreement based on the Fund’s performance under a fulcrum fee arrangement as follows:

	New Management Fee	Adviser’s Portion	New Sub-Adviser’s Portion
Dunham Large Cap Growth Fund	0.75% – 1.45%	0.65%	0.10% - 0.80%

All sub-advisory fees are within the limits of the negotiable sub-advisory fee range pre-approved by shareholders:

Negotiable Range of Sub-Advisory Fees Pre-Approved
Dunham Large Cap Growth Fund	0% - 1.10%

Under the terms of the New Sub-Advisory Agreement, as under the Prior Sub-Advisory Agreement, Mar Vista will serve as sub-adviser to the Fund, subject to the supervision of the Adviser and the Board of Trustees.  Mar Vista, at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the Fund, and pay the salaries of its personnel.  In addition, under the New Sub-Advisory Agreement: (a) the Adviser shall indemnify and hold harmless Mar Vista and each of its officers and directors and each person, if any, who controls Mar Vista within the meaning of Section 15 of the Securities Act of 1933, (any and all such persons shall be referred to as “Indemnified Party”) against any liability or expense (including reasonable attorneys’ fees incurred in connection therewith) arising by reason of any matter to which the New Sub-Advisory Agreement relates, except for liability by reason of willful misfeasance, bad faith, negligence, reckless disregard of its duties or violation of applicable law in the performance of the duties of such Indemnified Party or by reason of disregard of its obligations and duties under the New Sub-Advisory Agreement; (b) the Adviser shall not be liable with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon Mar Vista or such controlling persons; and (c) Mar Vista shall indemnify and hold harmless the Adviser and the Trust and each of their respective directors and officers and each person, if any, who controls the Adviser and the Trust against any liability or expense arising by reason of any matter to which the New Sub-Advisory Agreement relates, but only with respect to Mar Vista’s willful misfeasance, bad faith, negligence, reckless disregard of its duties or violation of applicable law in the performance of its duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement has an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The New Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the Investment Advisers Act of 1940.

Mar Vista was founded in 2007.  As of December 31, 2009, the Mar Vista advised accounts having assets of approximately $669 million.  Mar Vista’s main office is located at 11150 Santa Monica Blvd, Los Angeles, CA 90025.  Mar Vista currently manages 145 other large cap growth strategy portfolios, none of which is a registered investment company.

Below is the name and principal occupation of each officer, director or controlling entity of Mar Vista as of June 22, 2010.  The business address of each person listed below is 11150 Santa Monica Blvd, Los Angeles, CA 90025.

Name	Title	Principal Occupation
Silas A. Myers	CEO, Chairman, Manager, Common Member	Portfolio Manager
Brian Massey	President, Manager, Common Member	Portfolio Manager
Joshua Honeycutt	Common Member	Co-Portfolio Manager
Jeffrey Prestine	Common Member	Co-Portfolio Manager
Lance Simpson	Chief Compliance Officer, Secretary	Director of Compliance, Finance and Operations
Roxbury Capital Management, LLC	Preferred Shareholder

The fee table below illustrates the Fulcrum Fee methodology employed in the New Sub-Advisory Agreement.  The Performance Fee can adjust the Base Fee of 0.45% up or down by as much as +/- 0.35%, such that the sub-advisory fee rate under the New Sub-Advisory Agreement can vary from the New Minimum Fee of 0.10% to a new Maximum Fee of 0.80%.  In addition, the fee table illustrates a null zone of plus or minus 0.60%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.0857% of outperformance or underperformance of the Index.  The fee table below assumes that the size of the Fund is static during the respective measurement periods.

ILLUSTRATIVE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment Plus or Minus	Total Fee Payable to Sub-Adviser
of the Fund Relative to the Index	Base Fee (0.45%)	If Plus	If Minus
3.00% outperformance or underperformance	0.35%	0.80%	0.10%
2.80% outperformance or underperformance	0.33%	0.78%	0.12%
2.60% outperformance or underperformance	0.30%	0.75%	0.15%
2.40% outperformance or underperformance	0.28%	0.73%	0.17%
2.20% outperformance or underperformance	0.26%	0.71%	0.19%
2.00% outperformance or underperformance	0.23%	0.68%	0.22%
1.80% outperformance or underperformance	0.21%	0.66%	0.24%
1.60% outperformance or underperformance	0.19%	0.64%	0.26%
1.40% outperformance or underperformance	0.16%	0.61%	0.29%
1.20% outperformance or underperformance	0.14%	0.59%	0.31%
1.00% outperformance or underperformance	0.12%	0.57%	0.33%
0.80% outperformance or underperformance	0.09%	0.54%	0.36%
0.61% outperformance or underperformance	0.07%	0.52%	0.38%
0.60% outperformance or underperformance	0.000%	0.45%	0.45%
Even with the Index	0.000%	0.45%	0.45%

For the fiscal year ended October 31, 2009, the Fund paid the Adviser investment advisory fees of $262,917.  During the same period, Rigel Capital reimbursed the Fund $51,630 in sub-advisory fees based on the Fund’s underperformance relative to the Index.  As a result, the Fund effectively paid $211,287 in aggregate advisory fees for the fiscal year ended October 31, 2009.  Had the proposed fee structure under the New Sub-Advisory Agreement been in effect for the same period, the Fund still would have paid the Adviser $262,917 in investment advisory fees.  However, because of the lower base and maximum performance fees under the New Sub-Advisory Agreement, Rigel Capital hypothetically would have reimbursed the Fund only $5,774 in sub-advisory fees based on the Fund’s underperformance relative to the Index.  As a result, the Fund hypothetically would have paid $257,143 in aggregate advisory fees for the fiscal year ended October 31, 2009.  Under this hypothetical example, the aggregate advisory fees that would have been paid if the proposed fee was in effect would have been 22% higher than the aggregate advisory fees actually paid by the Fund during the last fiscal year.  This outcome is due to the lower base and performance fee paid under the New Sub-Advisory Agreement and the correspondingly lower reimbursements due from the sub-adviser.  It is important to keep in mind, however, that not only would Rigel Capital have been required to reimburse the Fund a lower amount under the New Sub-Advisory Agreement due to underperformance, but it also would have received lower advisory fees if it had outperformed the Index.  In addition, because the Fund’s advisory fees are dependent in part on the performance of the Fund, the advisory fees (and the Fund’s performance) may have been different if the New Sub-Adviser had been responsible for providing sub-advisory services during the fiscal year ended October 31, 2009.

CURRENT FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the Prior Sub-Advisory Agreement during the most recent fiscal year and reflects the size and performance of the Fund during that period:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses(1)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.29%	2.04%	1.04%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in Class A, Class C and Class N shares of the Fund with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	Year 1	Year 3	Year 5	Year 10
Class A	$699	$960	$1,242	$2,042
Class C	$207	$640	$1,098	$2,369
Class N	$106	$331	$574	$1,271

PRO FORMA FEE AND EXPENSE TABLES

The following table provides information about the Fund’s fees and expenses under the New Sub-Advisory Agreement as applied to the size and performance of the Fund while it was managed by the Prior Sub-Adviser during the fiscal year ended October 31, 2009.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.52%	0.52%	0.52%
Acquired Fund Fees and Expense(2)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.41%	2.16%	1.16%

(1)

Management Fees have been re-stated assuming that the fulcrum fee arrangement in the new sub-advisory agreement that is effective July 1, 2010 was in place for the fiscal year ended October 31, 2009.  The new sub-advisory fee is a fulcrum fee with a base rate of 0.45% and can range from 0.10% to 0.80% depending on the effect of performance fees.  The performance portion of the Fund’s fulcrum fee will reset July 1, 2010 because of the new sub-advisory agreement.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in Class A, Class C and Class N shares of the Fund with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

Class	Year 1	Year 3	Year 5	Year 10
Class A	$710	$996	$1,302	$2,169
Class C	$219	$676	$1,159	$2,493
Class N	$118	$368	$638	$1,409

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with its review and approval of the New Sub-Advisory Agreement at the Meeting, the Board considered materials furnished by Mar Vista and Dunham & Associates, including information about, but not limited to, Mar Vista’s personnel, operations and financial condition.

At the Meeting, a representative from Dunham & Associates presented to the Board information regarding Mar Vista and the Fund, and responded to questions from the Trustees.  The Board also reviewed the terms of the New Sub-Advisory Agreement and compared its terms to those of the Prior Sub-Advisory Agreement.  The Trustees discussed the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the agreement.  A discussion ensued regarding the risks and rewards involved for the New Sub-Adviser under the fulcrum fee arrangement.

As to the nature, quality and extent of the service to be provided by the New Sub-Adviser pursuant to the New Sub-Advisory Agreement, the Board noted the experience of the portfolio management and research personnel of the Mar Vista, including their experience in the investment industry, education and industry credentials.  The Board then reviewed the capitalization of the New Sub-Adviser based on financial statements provided by the New Sub-Adviser in the Board materials and concluded that the New Sub-Adviser was sufficiently well capitalized to meet its obligations to the Fund.  The Board also reviewed the presentation materials prepared by the New Sub-Adviser detailing its investment process.  In addition, the Board discussed the New Sub-Adviser’s compliance structure and broker selection process and determined that the Sub-Adviser had adequate experience and expertise to manage the Fund in a manner acceptable to the Board.

As for the performance of the New Sub-Adviser, the Board reviewed the performance of a composite of Mar Vista's strategic growth portfolios that had been managed in a similar fashion as the large cap growth strategy of the Fund.  The Board concluded that the New Sub-Adviser was expected to obtain an acceptable level of investment return for shareholders.

As to the cost of the services to be provided and the profits to be realized by the Sub-Adviser, the Board considered the Base Fee to be paid to Mar Vista when the performance of the Fund was equal to that of the Index.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  The Trustees compared the advisory and sub-advisory fees charged by Mar Vista to other accounts with investment objectives and strategies similar to that of the Fund and noted that the Fund’s sub-advisory fee was within the range.  The Board also compared the Fund’s expected total expense ratio under the New Sub-Advisory Agreement with the expense ratios of a peer group of diversified large cap growth funds and concluded that the Base Fee was reasonable.

The Board then considered potential fee adjustments to be made to the Fund’s Base Fee based on performance. The Trustees agreed that the twelve-month period over which performance would be computed was sufficiently long to provide a reasonable basis for evaluating Mar Vista’s performance.  The Board also noted that the performance adjustment to the Base Fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from inception of the Sub-Advisory Agreement to date, on the day of calculation.  The Trustees agreed that in this manner, performance counts from the very first day of the New Sub-Advisory Agreement.  The Trustees further agreed that the method by which the Performance Fee would be calculated under the Agreement would ensure that any significant fee adjustments were attributable to Mar Vista’s skill, or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under the Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund expected to receive from Mar Vista and the level of fees paid by other accounts managed by the New Sub-Adviser.

As to economies of scale, the Trustees noted that the New Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Mar Vista to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets; however, the Trustees recognized that the Fund had not yet reached an asset level where Mar Vista could realize any material economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

As to profitability, the Trustees next considered the anticipated profits to be realized by Mar Vista in connection with the operation of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  They discussed the total fees expected to be paid to the New Sub-Adviser based on the Fund’s current assets, and noted that the New Sub-Adviser will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the New Sub-Advisory Agreement.  They agreed that Mar Vista’s anticipated profitability did not appear to be excessive.

During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable and voted to approve the Agreement for the Fund.

IV.

OTHER MATTERS

 The following table provides information about shareholders of record or shareholders who are beneficial owners as of September 9, 2010 of more than 5% of a share class.

Class	Name & Address	Status of Ownership	Percent of Class

A	Schwab 101 Montgomery Street San Francisco, CA 94101	Record	9.77%
A	Roger K. Hurka P.O. Box 2052 Jersey City, NJ 07303	Beneficial	23.40%
A	IRA FBO Mary M. Hood P.O. Box 2052 Jersey City, NJ 07303	Beneficial	25.37%
A	IRA FBO Wayne M. Osta P.O. Box 2052 Jersey City, NJ 07303	Beneficial	23.17%
A	LPL Financial 9785 Towne Center Drive San Diego, CA 92121	Record	6.27%

C	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Record	85.58%
C	MG Trust Company Cust. FBO Synbiotics Corporation 700 17th Street Denver, CO 80202	Record	5.96%
N	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Record	97.61%

 As of September 9, 2010, the Trustees and officers as a group owned approximately 1.17% of the Fund’s outstanding shares.  Information relating to share ownership by each Trustee and officer of the Trust as of September 9, 2010 is set forth in the chart below:

Title of Class	Name of Beneficial Owner	Share Amount	Percent of Class
Class N	Jeffrey A. Dunham	49,931.84	0.590%
Class N	Denise S. Iverson	7,163.566	0.080%
Class N	Hilarey M. Findeisen	000.000	0.000%
Class N	Michael J. Wagner	000.000	0.000%
Class N	Tamara Beth Wendoll	1,103.656	0.013%
Class N	James Colantino	000.000	0.000%
Class N	James Kearny	582.973	0.006%
Class N	Timothy Considine	000.000	0.000%
Class N	Henry Goldstein	3,743.266	0.040%
Class N	Paul Rosinack	36,967.11	0.440%

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2009 and the Trust’s semi-annual report for the fiscal period ended April 30, 2010 to a shareholder upon request.  To obtain the Trust’s annual report or semi-annual report, please contact the Trust by calling toll free (888) 3DUNHAM (338-6426) (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Principal Underwriter, Administrator and Custodian.  Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor.  The Distributor did not receive compensation for distributing the Fund’s shares during the fiscal year ended October 31, 2009. Gemini Fund Services, LLC, which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund.  Citibank, N.A. serves as the Fund’s custodian.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Trust by calling Hilarey M. Findeisen toll free at (888) 3DUNHAM (338-6426) or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, Attn: Hilarey M. Findeisen.  Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

Appendix A

THE DUNHAM FUNDS
SUB-ADVISORY AGREEMENT

This AGREEMENT is dated May 26, 2010, and effective on or about July 1, 2010, among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and MAR VISTA INVESTMENT PARTNERS, LLC, a State of California limited liability corporation (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”).

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 15, 2008 (the “Advisory Agreement”) with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust’s Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a “Fund”; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.

Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.

Duties of Sub-Adviser.

(a)

Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the Instructions (as defined below) to purchase, hold and sell in its discretion investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets and may generally take all action, whether or not expressly authorized, which the Sub-Adviser may deem necessary or desirable for the fulfillment of its duties hereunder. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund’s or the Trust’s affairs.  As used in this Agreement, “Instructions” means the written directions from time to time of the Adviser and the Board, consistent with this Agreement and the Prospectus; provided that the Sub-Adviser shall not be required to breach any regulatory requirement of any relevant authority, any order of a court of competent jurisdiction, or the Sub-Adviser’s trading and compliance practices or policies.  The Sub-Adviser will advise the Adviser in writing promptly if it is unable to comply with any Instructions received for any such reason and shall not be obligated to follow such Instructions until a mutually agreeable resolution is reached.

(b)

Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust’s Declaration of Trust and By-Laws (each dated November 27, 2007), the Prospectus, and the Instructions, will conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act, and all other applicable federal and state laws and regulations, and will use reasonable efforts to ensure that each Fund (to the extent of the respective Sub-Adviser Assets) complies with the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall provide the Sub-Adviser such information as may reasonably be necessary for the Sub-Adviser to fulfill its compliance obligations under the immediately previous paragraph.

The Adviser will provide the Sub-Adviser with reasonable (not less than 45 days) advance notice, in writing, of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, upon the Adviser’s written request, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund required by law to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”). The Sub-Adviser agrees that any such information provided to the Adviser specifically for inclusion in the Prospectus will be accurate in all material respects and not contain any omission of a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or to any affiliated person of the Sub-Adviser by the Adviser or the Trust.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c)

Voting of Proxies; Other Issuer Matters.  The Sub-Adviser shall exercise voting responsibility, either in person or by proxy, in accordance with its proxy voting policy, with respect to all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such reasonable assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

It is the sole responsibility of the Adviser or the Custodian to provide the Sub-Adviser with timely notification of any corporate action notices from issuers of securities constituting the Sub-Adviser Assets.  The Sub-Adviser will not have any responsibility for monitoring the occurrence or status of legal claims affecting any securities included in the Sub-Adviser Assets, including without limitation claims in bankruptcy, restructurings, class action securities litigation, and other litigation, nor for participating in or taking any action, including without limitation filing proofs of claim and related documents, with respect to any such legal claims. The Adviser acknowledges that it or the Custodian is responsible for arranging for the supervision and management of all such legal claims.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of carrying out its responsibilities hereunder, including executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof. So long as the Sub-Adviser has not acted in bad faith or in a manner which constitutes gross negligence, it shall be fully indemnified by the Adviser and the Trust, jointly and severally, against any and all losses (including reasonable attorneys’ fees and expenses) in acting as agent and attorney-in-fact under this subsection (d).

(e)

Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers and counterparties, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available in accordance with the Sub-Adviser’s best execution policy. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including but not limited to the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, unless restricted in writing by the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund and/or its other discretionary clients, or if otherwise consistent with its best execution policy.

(f)

Securities Transactions.  In no instance, however, will any Fund’s portfolio securities be knowingly purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics. The Sub-Adviser will also submit its existing Code of Ethics for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with its own compliance policies and procedures, (ii) identifying any material violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser’s compliance policies and procedures. The Sub-Adviser will also submit its existing compliance policies and procedures for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser may give advice and take action with respect to the Funds that differs from the advice made or recommended or actions taken with respect to itself, its affiliates or its other clients even though the investment objectives may be the same or similar, provided that the Sub-Adviser acts in good faith and follows a policy of allocating over a period of time investment opportunities to the Funds on a fair and equitable basis relative to such other accounts, taking into consideration the investment policies and investment restrictions to which such other accounts and the Funds are subject. The Sub-Adviser’s internal policies regarding aggregation of client trades and other self-imposed polices may be applied to this relationship so long as they are in compliance with the rules or documents referred to in this Agreement.

(g)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser solely on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on written request; provided that the Trust shall maintain copies of any memorandum, recommendation or other record of the reasons for any investment transaction that is described in the preceding clause for compliance purposes only and shall not disclose or use, or permit any other person to use, them for any investment or other purpose. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

Notwithstanding the foregoing, maintenance and preservation of the records required under the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act shall be the responsibility of the Adviser.

(h)

Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. Reports which are not routinely provided by the Sub-Adviser shall be provided or caused to be provided by the Sub-Adviser at the expense of the Trust. The Sub-Adviser also will inform the Adviser in a timely manner of changes in the senior portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or executive management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its senior investment professionals to meet at the Sub-Adviser’s offices with the Trust’s Board to review the Sub-Adviser Assets.

From time to time, as reasonably requested in writing by the Adviser or the Fund, the Sub-Adviser also will provide such information or perform such additional acts as are customarily provided or performed by a Sub-Adviser, that may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

The Adviser and the Trust will provide such information to the Sub-Adviser or perform such additional acts as may be reasonably necessary in order for the Sub-Adviser to provide the services under this Agreement.

(i)

Custody Arrangements. It is the responsibility of the custodian to ensure that each proxy vote as determined and communicated to it by the Sub-Adviser’s designated proxy-voting service is duly cast on the correct number of shares included in the Sub-Adviser Assets.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust’s custodian such information as the Adviser, consultant(s) and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets. The parties hereto agree that the Sub-Adviser will not have custody of any assets of the Trust.

(j)

Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other similarly managed accounts to be included in the Prospectus or for any other uses permitted by applicable law. Provided that the historical performance information so provided is numerically accurate, the Sub-Adviser assumes no liability for its inclusion in the Prospectus, sales literature or advertising or other use by the Adviser or the Trust.

3.

Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses. During the term of this Agreement, except as otherwise provided herein, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions, other transaction charges and interest, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee as described and for the Fund(s) listed on Exhibit A. Any fee earned and due to the Sub-Adviser shall be payable no later than the tenth (10th) business day following the date of calculation, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 business days after the date of termination.

6.

Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement (except for any necessary amendments of the Sub-Adviser’s Form ADV), and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form Part 1 of which is currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV (including, without limitation, any necessary amendments of the Sub-Adviser’s Form ADV to reflect the execution, delivery and performance of this Agreement).

7.

Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV;

(f)

The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV (a copy of which is attached as Exhibit B) at least 48 hours prior to the execution of this Agreement; and

(g)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8.

Use of Sub-Adviser’s Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use the Sub-Adviser’s name and logo in all prospectuses, proxy statements and reports to shareholders relating to the Funds. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein. In addition, the Sub-Adviser may use the names of the Adviser and the Fund in its representative client lists, which may be shared with persons not currently affiliated with the Adviser or the Sub-Adviser. Upon termination of this Agreement, the Sub-Adviser shall forthwith cease to use such names.

9.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Adviser and the Trust acknowledge that the Sub-Adviser makes no guaranty that specific investment results will be achieved, regardless of any understanding, express or implied, between the Sub-Adviser and the Adviser or the Trust about the investment objectives of the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or the Advisers Act which cannot be waived or modified hereby.  Without limiting the foregoing, the Sub-Adviser shall have no responsibility whatsoever under this Agreement for, and shall incur no liability for any loss or other damages which may result from (i) the establishment of the Prospectus or (ii) any action taken by the Sub-Adviser at the direction of the Adviser or Trust or any failure of the Sub-Adviser to act in the absence of such directions in connection with any matter as to which the Sub-Adviser has no discretionary authority under this Agreement.

(b)

Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Fund shall be indemnified for any liability or expenses which may be sustained as a result of the breach by any one of them of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust) for a) any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; or b) any claim that documents filed with the Securities and Exchange Commission with respect to any Fund, including without limitation, the Prospectus or Statement of Additional Information, contains any misstatement of material fact, omits to state any fact necessary to make the statements therein not misleading, or omits any information required by applicable law or regulation to be included therein (provided that the misstatement or omission was not based on written information provided by the Sub-Adviser specifically for inclusion therein).

A party indemnified hereunder shall notify the party from whom indemnification is sought promptly after receipt of notice of the commencement of any action or proceeding, or threat thereof, or any other circumstance, for which indemnification may be sought hereunder; provided that the failure to do so shall not relieve the indemnifying party of its obligations hereunder except to the extent its is prejudiced thereby.  The indemnifying party may participate in, and, to the extent it elects, assume and control the defense of any such action or proceeding with counsel reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in defense of such claim.  After the indemnifying party elects to assume the defense of such an action or proceeding, it shall not be obligated to pay any legal fees or costs of separate counsel to the indemnified party incurred without its consent.  The indemnified party shall not concede liability, and shall not be indemnified with respect to any compromise or settlement in any action or proceeding without the indemnifying party’s prior written consent.

11.

Duration and Termination.

(a)

Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days’ nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12.

Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding voting securities.

13.

Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

14.

Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or required by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure. The Sub-Adviser may disclose the existence of this Agreement and information about the Sub-Adviser Assets and their management to its bankers, advisers and others who have a relationship of confidence with the Sub-Adviser and need to know such information in the ordinary course of their business with the Sub-Adviser.

15.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)

If to the Adviser:

Jeffrey A. Dunham, President & CEO
Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(b)

If to the Trust:

Denise S. Iverson, Treasurer
Dunham Funds
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(c)

If to the Sub-Adviser:

Jon R. Foust
Mar Vista Investment Partners, LLC
6001 Shady Oak Rd., Suite 200
Minnetonka, MN 55343
Phone: (952) 230-6140

16.

Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Force Majeure.  Without in any way limiting any other provision hereof, the Sub-Adviser shall not be responsible or liable for any losses to the Sub-Adviser Assets resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Sub-Adviser Assets; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Sub-Adviser.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

ADVISER
DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By:

Name:

Jeffrey A. Dunham
Title:

President

Date:

TRUST

DUNHAM FUNDS

By:

Name:

 Denise S. Iverson
Title:

Treasurer
Date:

SUB-ADVISER
MAR VISTA INVESTMENT PARTNERS, LLC

By:

Name:

Title:

Date:

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

MAR VISTA INVESTMENT PARTNERS, LLC

Effective on or about July 1, 2010

DUNHAM LARGE CAP GROWTH FUND Class C
Ticker: DCLGX
DUNHAM LARGE CAP GROWTH FUND Class N
Ticker: DNLGX
DUNHAM LARGE CAP GROWTH FUND Class A
Ticker: DALGX

FEE SCHEDULE / COMPENSATION
The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.
Base Fee	45 Basis Points (0.45%) annually (one basis point “bp” equals one hundredth of one percent)
Performance Fee

The performance fee rate will vary by up to +/-35 bps (0.35%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the Russell 1000 Growth Index (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).  The Adviser shall notify the Sub-Adviser prior to any changes to the expense structure of Class N or prior to the addition of any new classes to the Fund.

The performance fee rate will increase/decrease by 1 bp (0.01%) for each 8.5714 bps (0.085714%) of outperformance/underperformance of the Index. There will be no adjustment to the Base Fee, i.e. the performance fee rate will be 0% if the Fund performs within the “null zone,” defined as +/-60 bps (0.60%) relative to the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.

Calculation method for Agreements thirteen months or older:

Base Fee

The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s daily net assets.

Performance Fee

The performance fee rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period that is “built up” each month as described in Exhibit C.  The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated  to the Fund’s average daily net assets during the “built up” trailing 12-month period as described in Exhibit C.  The Performance Fee will be accrued daily.

Fulcrum Fee

The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average net assets for the month for the purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the Base Fee rate minus the performance fee rate can never be negative (the Minimum Fee is 10 bps), the Fulcrum Fee can be negative). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be greater than 0.10% although the Base Fee rate minus the performance fee rate may be 0.10%.  Again, this is due to the fact that different periods are used as a basis for determining the net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee. For a more detailed explanation, see Exhibit C.

In the event this Agreement is terminated, the total Fulcrum Fee accrued as of the effective date of the termination will be computed and the Sub-Adviser shall reimburse the Fund if the accrued Fulcrum Fee is negative and the Fund shall pay the Sub-Adviser if the accrued Fulcrum Fee is positive.

The Fee Table below illustrates how the performance fee rate is calculated:

Cumulative Twelve Month	Performance Fee
Return Versus Index	Rate
3.00% or more Greater than the Index	0.35%
2.80% Greater than the Index	0.33%
2.60% Greater than the Index	0.30%
2.40% Greater than the Index	0.28%
2.20% Greater than the Index	0.26%
2.00% Greater than the Index	0.23%
1.80% Greater than the Index	0.21%
1.60% Greater than the Index	0.19%
1.40% Greater than the Index	0.16%
1.20% Greater than the Index	0.14%
1.00% Greater than the Index	0.12%
0.80% Greater than the Index	0.09%
0.61% Greater than the Index	0.07%
0.60% Greater than the Index	0.00%
Even with the Index	0.00%
0.60% Less than the Index	0.00%
0.61% Less than the Index	-0.07%
0.80% Less than the Index	-0.09%
1.00% Less than the Index	-0.12%
1.20% Less than the Index	-0.14%
1.40% Less than the Index	-0.16%
1.60% Less than the Index	-0.19%
1.80% Less than the Index	-0.21%
2.00% Less than the Index	-0.23%
2.20% Less than the Index	-0.26%
2.40% Less than the Index	-0.28%
2.60% Less than the Index	-0.30%
2.80% Less than the Index	-0.33%
3.00% or more Less than the Index	-0.35%

EXHIBIT B

MAR VISTA INVESTMENT PARTNERS, LLC

FORM ADV

EXHIBIT C

Performance Fee Calculation Detailed Description

Definitions:

Base Fee Rate:   0.45%

Performance Fee Rate:  +/- 0.35%

Null Zone:  +/-0.60%

Benchmark:  Russell 1000 Growth Index.  The Benchmark Total Return is the return of the Benchmark over a specified period.

Net Assets:  The excess of the fair value of securities owned, cash, receivables, and other assets over the total liabilities (including all operating expenses) of the Fund.

Total Return:  A periodic measure of a Fund’s overall change in value, which assumes the reinvestment of dividends and capital gains distributions.

Sub-Advisory Fee Calculation Methodology:

Initial Year (7/1/2010 to 6/30/2011):

•

Base Fee

1.

The Base Fee shall be calculated on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula:  Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•

Performance Fee

1.

The Comparative Performance (“CP”) shall be calculated on a daily basis by comparing the Benchmark Total Return to the Fund Class N shares Total Return for the period from inception of the sub-advisory contract (July 1, 2010) through the prior business day (“Measurement Period’) to determine over/under performance.

Formula: CP = Fund Class N Total Return – Benchmark Total Return

2.

The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 8.5714.  In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 8.5714 basis points (0.085714%) that Class N shares out/under perform the Benchmark.

a.

For CP calculations that fall within the null zone (i.e. +/-0.60%), the PFR will be 0.00%.

b.

The maximum PFR will be 0.35% and the minimum PFR will be

 -0.35%.

Formula: PFR = CP / 8.5714

3.

The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative since the start date of 7/1/10) by applying the PFR to the Fund Average Daily Net Assets during the Measurement Period and multiplying the results by the number of days in the Measurement Period divided by the total number of days in the year.

Formula: Cumulative PF during the Measurement Period = (PFR * Measurement Period Average Daily Net Assets) * (Days in Measurement Period / 365 or 366)

•

Fulcrum Fee

1.

The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

Formula: FF = BF +/- PF

•

Payment Method

1.

On a monthly basis, the Fund shall pay to the Sub-Adviser the Minimum Fee Rate (“MFR”) earned of 0.10% on an annualized basis (Base Fee –  PFR minimum) applied to the Average Daily Net Assets for the month.

Formula: MF = (0.10% * Average Daily Net Assets for the month) * (Days in Month / 365 or 366)

2.

At the end of the initial year (7/1/2010 to 6/30/2011) of the Sub-Advisory contract, the Fund shall pay to the Sub-Adviser in a lump sum the accrued Fulcrum Fee, less the total of any Minimum Fees paid out during the year.

After Initial Year (7/1/2011 forward):

•

Base Fee

1.

As in the initial year, the Base Fee shall be calculated each month on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula:  Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•

Performance Fee

1.

The Comparative Performance (“CP”) shall be calculated daily by comparing the Benchmark Total Return to the Fund Class N shares Total Return on a built up rolling 12-month period to determine over/under performance.

a.

The beginning date of the Measurement Period for calculating Total Return remains fixed at the first day of the 12-month period (Month 1) and ends with the prior business day of the current month (Month 12), until such time as you reach month-end, thereby “building up” to the 12-month Measurement Period.  (Example: 8/1/10-7/1/11; 8/1/10-7/2/11,…8/1/10-7/31/11)

b.

Once a 12-month period is reached, the beginning date of the Measurement Period for calculating Total Return is rolled one month and calculated in the same manner (Example: 9/1/10-8/1/11, 9/1/10-8/2/11,…9/1/10-8/31/11)

Formula: CP = Fund Class N Total Return – Benchmark Total Return

1.

The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 8.5714.  In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 8.5714 basis points (0.085714%) that Class N shares out/under perform the Benchmark.

a.

For CP calculations that fall within the null zone (i.e. +/-0.60%), the PFR will be 0.00%.

b.

The maximum PFR will be 0.35% and the minimum PFR will be -0.35%.

Formula: PFR = CP / 8.5714

1.

The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative from the start of the month through the prior business day of the current month) by applying the PFR (during the Measurement Period used to calculate CP) to the Fund Average Daily Net Assets during the Measurement Period used to calculate CP (See Step 1a of the Performance Fee section above) and multiplying the results by the number of days in the current month of the Measurement Period (Month 12) divided by the total number of days in the year.

Formula: Cumulative PF for the month = (PFR * Average Daily Net Assets during Measurement Period used to compute CP) * (Days in current month / 365 or 366)

•

Fulcrum Fee

1.

The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

a.

By virtue of using different periods for calculating average daily net assets for the Performance Fee (a “rolling” 12-month period) versus the Base Fee (the most recent month), the actual total FF for the month may be higher than the maximum annual rate of 0.80% (0.45% Base Fee + 0.35% Performance Fee) or lower than the minimum annual rate of 0.10% (0.45% Base Fee – 0.35% Performance Fee) if the average daily net assets do not remain constant during the rolling 12-month period.

Formula: FF = BF +/- PF

•

Payment Method

1.

On a monthly basis, the Fund shall pay to the Sub-Adviser the total accrued Fulcrum Fee.

a.

As described under item 1.a. of the Fulcrum Fee section above, in the case where the Fund is significantly underperforming versus the Benchmark and the Fund’s net assets have declined significantly, the monthly total FF can be a negative number (although the Base Fee Rate minus the Performance Fee Rate can never be negative (the Minimum FF is 10 bps), the FF itself can be negative) (See Example Below).  Although rare, in such instances, if there is a negative FF, the Sub-Adviser must subsequently reimburse the Fund the amount of the negative FF.

Example:

Base Fee: $50 million (Avg Daily Net Assets For Most Recent Month) * 0.45% * (31/365) = $19,109.59

Performance Fee: $70 million (Avg Daily Net Assets for rolling 12-month period) * -0.35% * (31/365) = $(20,808.22)

Total Fulcrum Fee: $(1,698.63) = $19,109.59 (Base Fee) - $20,808.22 (Performance Fee)

b.

Likewise, in the case where the Fund has significantly underperformed versus the Benchmark but net assets have increased significantly, the monthly total FF can be greater than the Minimum FF (See Example Below).  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

Example:

Base Fee: $70 million (Avg Daily Net Assets For Most Recent Month) * 0.45% * (31/365) = $26,753.42

Performance Fee: $50 million (Avg Daily Net Assets for rolling 12-month period) * -0.35% * (31/365) = $(14,863.01)

Total Fulcrum Fee: $11,890.41 = $26,753.42 (Base Fee) - $14,863.01 (Performance Fee)